PROSPECTUS December 26, 2000

Merrill Lynch High Income Municipal Bond Fund, Inc.
Common Stock

Merrill Lynch High Income Municipal Bond Fund, Inc. (the “Fund”) is a continuously offered, non-diversified, closed-end fund. The Fund seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations with remaining maturities of greater than one year, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Fund may invest in certain tax-exempt securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax. At times, the Fund may seek to hedge its portfolio using options and futures transactions. There can be no assurance that the investment objective of the Fund will be realized.

Investments in lower rated municipal obligations (sometimes referred to as “junk bonds”) generally provide a higher yield than higher rated municipal obligations of similar maturity but are also subject to greater market and credit risk. As a result, an investment in the Fund is speculative in that it involves a high degree of risk and should not constitute a complete investment program. Investors should carefully consider the risks before investing.

Currently, there is no secondary market for the Fund’s common stock. To provide liquidity, the Fund generally makes quarterly tender offers for its shares. In a tender offer, the Fund repurchases outstanding shares at the Fund’s net asset value on the last day of the offer. If the Fund does not make a tender offer, investors may not be able to sell their shares.

Shares of common stock of the Fund are offered on a best efforts basis at a price equal to the next determined net asset value per share without a front-end sales charge. Shares may be purchased directly from FAM Distributors, Inc. or from selected securities dealers or other financial intermediaries.

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
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	Price to Public (1)	Sales Load (2)	Proceeds to Fund (3)

Per Share	$9.26	None	$9.26

Total (3)	$904,692,915.94	None	$904,692,915.94

(1)	Net asset value ranged from $9.21 to $11.61 per share between November 2, 1990 (commencement of operations) to the date of this prospectus.
(2)	The Distributor pays all offering expenses (other than registration fees) and sales commissions to selected dealers (primarily Merrill Lynch) from its own assets. Therefore, all of the proceeds of this offering will be available to the Fund for investment in portfolio securities.
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(3)	These amounts (a) do not take into account prepaid registration fees (approximately $17,288), which are being charged to income as the related shares are issued, and (b) assume all shares currently registered are sold in the continuous offering.

Merrill Lynch Investment Managers — Investment Adviser FAM Distributors, Inc. — Distributor

PROSPECTUS SUMMARY

This summary is qualified in its entirety by reference to the detailed information included in this prospectus.

The Fund	Merrill Lynch High Income Municipal Bond Fund, Inc. is a continuously offered, non-diversified, closed-end fund.

The Offering	Shares of common stock of the Fund are offered by FAM Distributors, Inc., the Fund’s Distributor, or other securities dealers or financial intermediaries, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”).

The Fund offers its common stock at a price equal to net asset value per share without a front-end sales charge. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time. Any order may be rejected by the Distributor or the Fund.

Investment Objective and Policies	The Fund seeks to provide shareholders with high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade municipal bonds. The Fund generally will maintain at least 75% of its portfolio in municipal bonds rated in the medium and lower rating categories (Baa or lower by Moody’s or BBB or lower by Standard & Poor’s or Fitch) or in unrated bonds that the Investment Adviser believes are of comparable quality.

High Yield or “Junk” Bonds. The Fund will invest a substantial portion of its assets in municipal bonds rated in lower, non-investment grade categories (Ba or lower by Moody’s or BB or lower by Standard & Poor’s or Fitch) or comparable unrated bonds. These so-called “junk bonds” have the potential to generate high current income for shareholders, but also subject the Fund and its shareholders to greater credit and overall market risk. The Fund seeks to reduce these risks by:

• investing in multiple issuers

• credit analysis and monitoring current developments regarding the debtor

• monitoring trends in both the economy and financial markets.

Municipal Bonds. The general term “municipal bonds” encompasses a broad variety of debt obligations issued by political subdivisions or public agencies in the United States to obtain funds for public purposes. Certain municipal bonds are supported by the issuer’s full faith, credit and taxing power, while others are payable only from a specific revenue source. Still

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others are issued to finance various privately-operated facilities and are generally supported only by the credit of the user of the facility. The Fund invests in high yield municipal bonds of one or more of the following types, among others:

• General Obligation Bonds
• Health Care Revenue Bonds
• Housing Bonds
• Transportation Revenue Bonds
• Water and Sewage Revenue Bonds
• Solid Waste and Resource Recovery Bonds
• Pollution Control Facility Revenue Bonds
• Educational Facility Revenue Bonds
• Tax Increment Bonds
• Commercial Facility Revenue Bonds
• Private Activity Bonds

Each type of investment carries unique risks as well as the risks inherent in investing in high yield municipal bonds generally.

Indexed and Inverse Floating Obligations. The Fund may invest in municipal bonds yielding returns based on a particular index of value or interest rates. The Fund also may invest in “inverse floating obligations” or “residual interest bonds.” These securities generally pay interest at floating interest rates that decline as short-term market rates increase and increase as short-term market rates decline. The Investment Adviser believes that investing in indexed and inverse floating obligations allows the Fund to vary the degree of investment leverage relatively efficiently under different market conditions.

Higher-Rated Bonds and Short-Term Investments. The Fund may invest as much as 25% of its assets in municipal bonds rated in the higher rating categories (A or higher by Moody’s, Standard & Poor’s or Fitch). In addition, the Fund may temporarily invest in short-term tax-exempt obligations or taxable money market securities when prevailing market conditions warrant.

Options and Futures Transactions. The Fund may hedge its portfolio against fluctuations in interest rates using options and financial futures contracts. The Fund’s hedging transactions are designed to reduce volatility, but come at some cost. For example, the Fund may limit its risk of loss from a decline in price

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of a portfolio security by purchasing a put option. However, the price of the security may not in fact drop, but the Fund still has to pay for the option it purchased. In large part, the success of the Fund’s hedging activities depends on its ability to forecast movements in securities prices and interest rates. The Fund does not, however, enter options and futures transactions for speculative purposes.

Investment Adviser and Administrator	Merrill Lynch Investment Managers, L.P., the Investment Adviser, provides investment advisory and administrative services to the Fund. For advisory services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.95% of the Fund’s average daily net assets. For administrative services, the Fund pays the Investment Adviser a monthly fee at the annual rate of 0.25% of the Fund’s average daily net assets. While the combined advisory and administrative fees are higher than that paid by most funds, they are similar to those paid by other continuously offered closed-end funds.

Tender Offers	Currently, there is no secondary market for the Fund’s common stock, and it is not expected that a secondary market will develop. To provide liquidity, the Board of Directors considers, on a quarterly basis, whether the Fund should make a tender offer for its shares. In a tender offer, the Fund repurchases outstanding shares at the Fund’s net asset value on the last day of the offer. If a tender offer is not made, shareholders may not be able to sell their shares.

Early Withdrawal Charge

Tendered shares of common stock held for less than three years at the date of tender are subject to an early withdrawal charge in most cases. The early withdrawal charge imposed, if any, varies depending on the length of time the common stock has been owned since purchase (separate purchases shall not be aggregated for these purposes), as set forth in the following table:

Year of Repurchase After Purchase	Early Withdrawal Charge
First	3.0%
Second	2.0%
Third	1.0%
Fourth and following	0.0%

The charge is based on the lesser of cost or net asset value of the tendered shares. It is based on the lesser of cost or net asset value of the tendered shares. There is no charge on shares acquired by reinvesting dividends or capital gain distributions or when those shares are tendered after more than three years.

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Dividends and Distributions	The Fund intends to distribute any net investment income monthly, and any net realized capital gains, if any, at least annually.

Automatic Dividend Reinvestment Plan	Dividend and capital gains distributions generally are used to purchase additional shares of the Fund’s common stock. However, an investor can choose to receive distributions in cash. Since not all investors can participate in the automatic dividend reinvestment plan, you should call your broker or nominee to confirm that you are eligible to participate in the plan.

Mutual Fund Investment Option	Shareholders have an investment option consisting of the right to reinvest the net proceeds from a sale of shares in a tender offer by the Fund in Class C shares of certain Merrill Lynch-sponsored open-end funds (“Eligible Class C Shares”) at their net asset value, without the imposition of any contingent deferred sales charge upon any subsequent redemption of Eligible Class C Shares, if certain conditions are satisfied. Eligible Class C Shares are subject to an ongoing account maintenance fee and an ongoing distribution fee. Before taking advantage of this investment option, shareholders should obtain a currently effective prospectus of the fund in which they intend to invest and should consult their Merrill Lynch Financial Consultant.

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RISK FACTORS AND SPECIAL CONSIDERATIONS

Illiquidity of Shares. The Fund is designed primarily for long term investors and should not be considered a vehicle for trading purposes. Currently, there is no secondary market for the Fund’s common stock, and a secondary market is not expected to develop. To provide liquidity to shareholders, the Board of Directors of the Fund intends to consider making tender offers on a quarterly basis to repurchase the Fund’s shares at net asset value. However, the Fund’s shares are less liquid than shares of funds traded on a stock exchange, and shareholders who tender Fund shares held for less than three years will pay an early withdrawal charge. The Fund’s Board is not obligated to authorize any tender offer, and there may be quarters in which no tender offer is made. If the Board does not authorize a tender offer, shareholders may be unable to sell their shares. The Distributor and other selected dealers are prohibited from making a market in the Fund’s common stock while the Fund either is offering its shares or is making a tender offer.

Closed-end funds that do trade in a secondary market are subject to the risk that the net asset value of the shares may be higher than the market price, commonly referred to as “trading at a discount.” As long as there is no secondary market for the Fund’s shares, the Fund is not subject to this risk.

Interest Rate and Credit Risk. The Fund invests in municipal bonds, which are subject to interest rate and credit risk. Interest rate is the risk that prices of municipal bonds generally increase when interest rates decline and decrease when interest rates increase. Prices of longer term securities generally change more in response to interest rate changes than prices of shorter term securities. Credit risk is the risk that the issuer will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

High Yield or “Junk” Bonds. The Fund invests primarily in a portfolio of high yielding, medium to lower grade and unrated municipal bonds. Investments in high yield securities entail a higher level of credit risk (loss of income and/or principal) than investments in higher-rated securities. Securities rated in the lower rating categories are considered to be predominantly speculative with respect to capacity to pay interest and repay principal. Securities rated in the medium category may have some speculative characteristics as well. Issuers of high yield securities may be highly leveraged and may not have available to them more traditional methods of financing. New issuers also may be inexperienced in managing their debt burden. The issuer’s ability to service its debt obligations may be adversely affected by business developments unique to the issuer, the issuer’s inability to meet specific projected business forecasts, or the inability of the issuer to obtain additional financing. High yield securities may be unsecured and may be subordinated to other creditors of the issuer.

High yield securities also tend to be more sensitive to economic conditions than investment grade securities. The financial condition of a high yield issuer is usually more susceptible to a general economic downturn or a sustained period of rising interest rates.

High yield securities may have call or redemption features that permit an issuer to repurchase the securities from the Fund. If a call were exercised by an issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.

There is no established trading market for many high yield securities. If a market exists, it is usually thinly traded and not as liquid as the secondary market for higher-rated securities. The Fund anticipates that high yield securities can be sold only to a limited number of dealers or institutional investors. Illiquidity may impair the

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Fund’s ability to realize the full value of its investments in high yield municipal bonds if the Fund must dispose of them quickly.

Adverse publicity and investor perceptions also may reduce the value and liquidity of high yield securities. When the market value of high yield securities goes down, the Fund’s net asset value is also likely to decrease. In addition, the Fund may incur additional expenses if it is forced to seek recovery upon a default of a portfolio holding or if it participates in the restructuring of the obligation.

Non-Diversified Status. The Fund is registered as a non-diversified investment company. This means that the Fund may invest a greater percentage of its assets in the obligations of a single issuer than a diversified investment company. By concentrating in a smaller number of issuers, the Fund’s risk is increased because developments affecting an individual issuer have a greater impact on the Fund’s performance. Even as a non-diversified fund, the Fund must still meet the diversification requirements of the Federal income tax laws.

Focus on Specific Regions or Projects. The Fund may invest a large portion of its assets in municipal bonds issued by entities that may be located in the same geographic area, or that may pay their interest obligations from the revenues derived from similar projects such as hospitals, multi-family housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. A focus on any particular type of investment will make the Fund more susceptible to any economic, political, or regulatory occurrences affecting that type of investment. Also, the Fund may invest in municipal bonds issued by entities or secured by facilities with a relatively short operating history.

Inverse Floating Obligations. The Fund’s investments in “inverse floating obligations” or “residual interest bonds” provide investment leverage because their market value increases or decreases in response to market changes at a greater rate than fixed-rate, long-term tax-exempt securities. The market values of such securities are more volatile than the market values of fixed-rate, tax-exempt securities.

Private Activity Bonds. The Fund may invest in certain tax-exempt securities classified as “private activity bonds.” These bonds may subject certain investors in the Fund to the Federal alternative minimum tax.

Options and Futures Transactions. The Fund may engage in certain options and futures transactions to reduce its exposure to interest rate movements. If the Fund incorrectly forecasts market values, interest rates or other applicable factors, the Fund’s performance could suffer. The Fund also may suffer a loss if the other party to the transaction defaults. The Fund is not required to use hedging and may not do so.

Antitakeover Provisions. The Fund’s charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. Such provisions could discourage a third party from seeking to obtain control of the Fund.

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FEE TABLE

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	None
Dividend Reinvestment Plan Fees	None
Early Withdrawal Charge (as a percentage of original purchase price or net asset value at the time of repurchase)(a)	3.0% during the first year, decreasing 1.0% annually thereafter to 0.0% after the third year
Annual Expenses (as a percentage of average net assets)
Investment Advisory Fee(b)	0.95%
Other Expenses(c)	0.51%
Total Annual Expenses	1.46%

(a)	See “Early Withdrawal Charge” — page 25.
(b)	See “Investment Advisory and Administrative Arrangements” — page 28.
(c)	Includes administrative fees, which are payable to the Investment Adviser by the Fund at the rate of 0.25% of net assets attributable to common shares. The Fund has entered into an agreement with State Street Bank and Trust Company pursuant to which State Street, as of January 1, 2001, will provide accounting services to the Fund. See “Investment Advisory and Administrative Arrangements” — page 28.

Example
	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment assuming (1) total annual expenses of 1.46%, (2) a 5% annual return throughout the periods and (3) tender at the end of the period	$45*	$56*	$80	$175

An investor would pay the following expenses on a $1,000 investment assuming no tender at the end of the period	$15	$46	$80	$175

*	Reflects the early withdrawal charge.

The Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The expenses set forth under “Other Expenses” are based on estimated amounts through the end of the Fund’s current fiscal year. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission (the “Commission”) regulations. The Example should not be considered a representation of past or future expenses or annual rates of return, and actual expenses or annual rates of return may be more or less than those assumed for purposes of the Example. Merrill Lynch may charge its customers a processing fee (presently $5.35) for confirming purchases and repurchases. Purchases and repurchases made directly through Financial Data Services, Inc. (the “Transfer Agent”) are not subject to the processing fee.

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FINANCIAL HIGHLIGHTS

Set forth in the table below is the financial information for the Fund for the period November 2, 1990 (commencement of operations) to August 31, 1999 and the fiscal year ended August 31, 2000. The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements for the fiscal year ended August 31, 2000 and the independent auditors’ report thereon appear in the annual report of the Fund for the fiscal year ended August 31, 2000, which is incorporated by reference herein. Further information about the performance of the Fund is contained in the annual report, which may be obtained, without charge, by calling or by writing the Fund at the address on the front cover of this Prospectus or by calling (609) 282-2800.

The following per share data and ratios have been derived from information provided in the Fund’s audited financial statements.

	For the Year Ended August 31,									For the Period November 2, 1990† to August 31, 1991
	2000	1999	1998	1997	1996	1995	1994	1993	1992
Increase (Decrease) in Net Asset Value:
Per Share Operating Performance:
Net asset value, beginning of period	$ 10.24	$ 11.46	$ 11.34	$ 10.94	$ 10.97	$ 10.92	$ 11.44	$ 10.74	$ 10.29	$ 10.00
Investment income — net	.55	.55	.61	.65	.66	.65	.65	.68	.71	.63
Realized and unrealized gain (loss) on investments — net	(.79)	(.89)	.32	.44	(.03)	.23	(.45)	.75	.50	.29

Total from investment operations	(.24)	(.34)	.93	1.09	.63	.88	.20	1.43	1.21	.92

Less Dividends and Distributions:
Investment income — net	(.55)	(.55)	(.61)	(.65)	(.66)	(.65)	(.65)	(.68)	(.71)	(.63)
Realized gain on investments — net	—	(.18)	(.20)	(.04)	—	(.15)	(.07)	(.05)	(.05)	—
In excess of realized gain on investments — net	—	(.15)	—	—	—	(.03)	—	—	—	—

Total dividends and distributions	(.55)	(.88)	(.81)	(.69)	(.66)	(.83)	(.72)	(.73)	(.76)	(.63)

Net asset value, end of period	$ 9.45	$ 10.24	$ 11.46	$ 11.34	$ 10.94	$ 10.97	$ 10.92	$ 11.44	$ 10.74	$ 10.29

Total Investment Return*:
Based on net asset value per share	(2.29)%	(3.16)%	8.43%	10.20%	5.81%	8.68%	1.75%	13.83%	12.29%	9.43	%††

Ratios To Average Net Assets:
Expenses, net of reimbursement	1.46%	1.46%	1.48%	1.44%	1.50%	1.52%	1.48%	1.37%	1.30%	.84	%**

Expenses	1.46%	1.46%	1.48%	1.44%	1.50%	1.52%	1.48%	1.47%	1.55%	1.76	%**

Investment income — net	5.68%	5.07%	5.37%	5.83%	5.90%	6.11%	5.81%	6.17%	6.85%	7.43	%**

Supplemental Data:

Net assets, end of period (in thousands)	$149,394	$201,574	$233,713	$211,620	$199,552	$198,575	$212,958	$216,922	$170,735	$114,628

Portfolio turnover	13.42%	39.53%	36.45%	43.07%	28.54%	21.28%	28.51%	28.74%	31.74%	75.92%

*	Total investment returns exclude the effects of the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists.
**	Annualized.
†	Commencement of Operations.
††	Aggregate total investment return.

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THE FUND

Merrill Lynch High Income Municipal Bond Fund, Inc. is a continuously offered non-diversified, closed-end, management investment company. The Fund was incorporated under the laws of the State of Maryland on August 16, 1990, and has registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s principal office is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and its telephone number is (609) 282-2800.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide shareholders with high current income exempt from Federal income taxes. The Fund seeks to achieve its objective by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities and other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). The Fund will maintain at least 80% of its assets in Municipal Bonds, except during temporary defensive periods, in a portfolio of obligations with remaining maturities of greater than one year. The Fund at all times, except during temporary defensive periods, will maintain at least 75% of its assets in Municipal Bonds that are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated but considered by the Investment Adviser to be of comparable quality. In the case of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or Fitch IBCA, Duff & Phelps, Inc. (“Fitch”), these ratings are currently Baa (Moody’s) or BBB (S&P or Fitch) or lower, respectively. These are fundamental policies of the Fund and, therefore, may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund presently contemplates that it will not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. There can be no assurance that the investment objective of the Fund will be realized.

The Fund ordinarily does not intend to realize significant interest income that is subject to Federal income taxes. The Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax.

The Fund also may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest or distributions that are exempt from Federal income taxation (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the 1940 Act. Other Non-Municipal Tax-Exempt Securities could include trust certificates or other instruments evidencing interest in one or more long-term Municipal Bonds. Certain Non-Municipal Tax-Exempt Securities may be characterized as derivative instruments. Non-Municipal Tax-Exempt Securities are considered “Municipal Bonds” for purposes of the Fund’s investment objective and policies.

Investment in shares of the Fund offers several potential benefits. The Fund offers investors the opportunity to receive income exempt from Federal income taxes by investing in a professionally managed portfolio of high yielding Municipal Bonds. Additionally, investment research and credit analysis relating to the municipal securities in which the Fund seeks to invest are not readily available. Moreover, many of these securities are not widely traded and the execution of transactions in such securities requires expertise. Consequently, the professional portfolio management that is provided by the Investment Adviser is particularly important in the sector of the municipal securities market in which the Fund invests. The Fund also relieves the investor of the

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burdensome administrative details involved in managing a portfolio of Municipal Bonds. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the investment advisory and administrative fees and operational costs.

Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations. See the Appendix to this Prospectus for a description of Moody’s, S&P and Fitch’s ratings of Municipal Bonds.

The Fund seeks to reduce risk through investing in multiple issuers, credit analysis and monitoring of current developments regarding the obligor and trends in both the economy and financial markets. The Investment Adviser will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Fund. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Investment Adviser will vary the average maturity of the Fund’s portfolio securities based upon the Investment Adviser’s assessment of economic and market conditions.

The Fund expects that there will be no secondary market for its common stock. Moreover, Merrill Lynch and other selected dealers are prohibited under applicable law from making a market in the Fund’s common stock while the Fund is making either a public offering of or a tender offer to purchase its common stock. To the extent a secondary market does develop, however, investors should be aware that the shares of closed-end investment companies frequently trade at a discount from their net asset value. The net asset value of the shares of a closed-end investment company, such as the Fund, which invests primarily in fixed income, tax-exempt securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

The Fund is classified as non-diversified within the meaning of the 1940 Act, which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Fund’s investments will be limited so as to qualify the Fund as a “regulated investment company” for purposes of Federal tax laws. See “Taxes.” Requirements for qualification include limiting its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund’s total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer. A fund that elects to be classified as “diversified” under the 1940 Act must satisfy the foregoing 5% requirement with respect to 75% of its total assets. To the extent that the Fund assumes large positions in the securities of a small number of issuers, the Fund’s net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

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Description of Municipal Bonds

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including construction and equipping of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public or private institutions for the construction of facilities. In addition, certain types of private activity bonds (“PABs”) are issued by or on behalf of public authorities to finance various privately-operated facilities, including airports, public parks, mass commuting facilities, multifamily housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and pollution control facilities. For purposes of this prospectus, such obligations are Municipal Bonds if the interest paid thereon is exempt from Federal income tax, even though such bonds may be industrial development bonds or PABs as discussed below.

The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” or “special obligation” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds or “IDBs.” General obligation bonds are typically secured by the issuer’s pledge of faith, credit, and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of state constitutions or laws, and an entity’s credit will depend on many factors, including potential erosion of the tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes, and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. PABs are in most cases revenue bonds and generally are not secured by a pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal and the payment of interest on such bonds depend solely on the ability of the user of the facility financed by the bonds to meet its financial obligations, and the pledge, if any, of real and personal property so financed as security for such payment. Municipal Bonds also may include “moral obligation” bonds, which normally are issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

The Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax and may impact the overall tax liability of investors in the Fund. There is no limitation on the percentage of the Fund’s assets that may be invested in Municipal Bonds the interest on which is treated as an item of “tax preference” for purposes of the Federal alternative minimum tax. See “Taxes.”

Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) executed and delivered for the benefit of government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. The COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

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Indexed and Inverse Floating Obligations. The Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) yielding a return based on a particular index of value or interest rates. For example, the Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of an index. The Fund’s return on these types of Municipal Bonds (and Non-Municipal Tax-Exempt Securities) will be subject to risk with respect to the value of the particular index, including reduced or eliminated interest payments and losses of invested principal. The Fund also may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, interest rates on inverse floating rate bonds will decrease when short-term rates increase, and will increase when short-term rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple (typically two) of the rate at which fixed-rate, long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed-rate tax-exempt securities. To seek to limit the volatility of these securities, the Fund may purchase inverse floating obligations that have shorter term maturities or that contain limitations on the extent to which the interest rate may vary. The Investment Adviser believes that indexed and inverse floating obligations represent a flexible portfolio management instrument for the Fund that allows the Investment Adviser to vary the degree of investment leverage relatively efficiently under different market conditions.

Federal tax legislation has limited the types and volume of bonds qualifying for the Federal income tax exemption of interest. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The Fund may invest a relatively high percentage of its assets in Municipal Bonds issued by entities with a relatively short operating history that may be located in the same geographic area, or that may pay their interest obligations from the revenues derived from similar projects such as hospitals, multi-family housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. This may make the Fund more susceptible to economic, political, or regulatory occurrences affecting similar investments. As the similarity in issuers increases, the potential for fluctuation of the net asset value of shares of the Fund also increases. Therefore, investors should also be aware of the risks which these investments might entail, as discussed below.

Health Care Revenue Bonds. These securities include Municipal Bonds issued to finance hospitals, nursing homes and continuing care facilities and that are generally secured by the revenues of particular facilities. The ability of the issuers of such securities to meet their obligations is dependent upon, among other things, the revenues, costs and occupancy levels of the subject facilities and the competitive nature of these industries. In addition, a major portion of hospital and nursing home revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from various insurers. Changes in the compensation and reimbursement formulae of these governmental programs or in the rates paid by insurers may reduce revenues available for the payment of principal of or interest on such bonds. New governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of these issuers. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial lump sum deposit paid by occupants of the facility, there may be risk if the facility does not maintain adequate financial resources to secure estimated actuarial liabilities.

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A number of legislative proposals concerning health care have been introduced in Congress in recent years or have been reported to be under consideration. These proposals span a wide range of topics, including cost controls, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Fund cannot predict the effect of any of these proposals, if enacted.

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates, increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and real estate investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption from non-completion of the project or upon receipt of FHA or certain other insurance proceeds. Bonds issued by state or local units or authorities and payable from revenues from single family residential mortgages may be subject to mandatory redemption prior to maturity, including redemption from mortgage loan prepayments and undisbursed bond proceeds reserved for the purpose of purchasing mortgage loans. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and the strengths of banks and other entities that may provide investment agreements; and smaller than expected mortgage portfolios due to the inability to originate mortgages. To the extent the Fund invests in housing bonds issued by an entity or entities located in the same geographic area, the Fund may be subject to the risks associated with the general economy of such area.

Public Power Revenue Bonds. General problems of the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs and delays attributable to environmental considerations; the difficulty of the capital markets in absorbing utility debt and equity securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of these bonds may own or operate nuclear generating facilities. Federal, state and municipal governmental authorities may from time to time review and revise existing requirements and impose additional requirements governing the licensing, construction and operation of nuclear power plants. In addition, the licensing of certain nuclear power plants nearing completion of construction or for which construction is complete has been delayed indefinitely by the refusal of state and local officials to cooperate in emergency planning exercises that are a prerequisite to licensing. Each of the problems referred to above could adversely affect the ability of the issuer of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service. Also, the enforceability against municipalities of “take-and-pay” and “take-or-pay” contracts which contracts secure bonds issued by other municipal issuers has been successfully challenged in recent years.

Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port facilities, railroad systems, or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport.

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Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternate facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses, and therefore may be subject to fluctuations in such assistance.

Water and Sewage Revenue Bonds. Bonds in this category include securities issued to finance public water supply, treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of residential, commercial and industrial customers for water and sewer services, as well as, in some instances, connection fees and hook-up charges. Such revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid waste. Repayment of these bonds is dependent on factors that may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation* and revenues derived from the collection of charges for disposal of solid waste. In addition, construction of such facilities may be subject to cost overruns and the actual costs of operating such facilities may exceed the costs anticipated at the time the bonds were issued. Repayment of resource recovery bonds also may be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project noncompletion, if the project is rendered uneconomical, if the project fails to meet certain performance criteria, or if it is considered an environmental hazard.

Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of private corporations including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from the specified pollution control facility and/or the financial condition of the project corporation. In addition, governmental entities may from time to time impose additional restrictions or regulations that could adversely affect the cost or operation of the facility. The Fund will not acquire more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

Educational Facility Revenue Bonds. Educational facility revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations for dormitories, classrooms, libraries, research and training facilities and student aid. The ability of universities and colleges to meet their obligations is dependent on various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

Tax Increment Bonds. Tax increment bonds are issued to finance various public improvements and redevelopment projects in blighted areas. Interest on such bonds is payable from increases in real property taxes attributable to increases in assessed value resulting from the redevelopment of the blighted project area. Repayment risks include, among other things, a reduction in taxable value in the project areas, reduction in tax rates, delinquencies in tax payments or a general shortfall in forecasted tax revenues.

*	For purposes of the description of users of facilities, all references to “corporations” shall be deemed to include any other nongovernmental person or entity.

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Commercial Facility Revenue Bonds. The Fund also may invest in bonds for other commercial facilities (including hotels) and industrial enterprises. The viability of such facilities depends on, among other things, general economic factors affecting those industries and affecting those geographic areas in which such facilities are situated, as well as the ability of the individual management of those facilities to maximize earnings and to remain competitive within the service area.

Private Activity Bonds. PABs are secured primarily by revenues derived from loan repayments or lease payments due from the corporation which may or may not be guaranteed by a parent company or otherwise secured. In view of this, an investor should be aware that repayment of such bonds depends on the revenues of a private corporation and be aware of the risks that such an investment may entail. Continued ability of a corporation to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the corporation, capital structure, demand for products or services, competition, general economic conditions, government regulation and the corporation’s dependence for revenues on the operation of the particular facility being financed.

PABs are often issued to provide funds for corporations from the industries described above and, consequently, are subject to similar risks. PABs are also issued to provide funds to industrial companies. Investment in particular industries may expose the Fund to risks associated with such industries.

Other Investment Policies

The Fund has the authority to invest as much as 25% of its assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch).

In addition, the Fund may invest in short-term tax-exempt obligations or taxable money market securities (including short term U.S. government securities, commercial paper, certificates of deposit, repurchase agreements and cash) (such short term securities or cash will not exceed more than 20% of the Fund’s total assets except during interim periods pending investment of the net proceeds of sales of its common stock and temporary defensive periods) when, in the opinion of the Investment Adviser, prevailing market or financial conditions warrant. The Fund does not ordinarily intend to realize significant interest income that is subject to Federal income taxes. Taxable commercial paper must be rated A-1+ through A-3 by S&P, Prime-1 through Prime-3 by Moody’s, F-1+ through F-3 by Fitch or have credit characteristics equivalent to such ratings in the opinion of the Investment Adviser. The short-term tax-exempt obligations also will be in the highest rating categories as determined either by Moody’s (currently, MIG-1 through MIG-3 for notes and Prime-1 through Prime-3 for commercial paper), S&P (currently, SP-1+ through SP-2 for notes and A-1+ through A-3 for commercial paper), or Fitch (currently, F-1 and F-2 for notes and F-1 for commercial paper). Certificates of deposit must be issued by depository institutions with total assets of at least $1 billion, except that the Fund may invest in certificates of deposit of smaller institutions if such certificates of deposit are Federally insured. See “Appendix — Ratings of Municipal Bonds.”

The Fund’s investments may also include variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank. The VRDOs in which the Fund may invest are tax-exempt obligations, in the opinion of counsel to the issuer, that contain a floating or variable interest rate adjustment formula and an unconditional right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest on a short notice period not to exceed seven days. Participating VRDOs provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand

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payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution on a specified number of days’ notice, not to exceed seven days. There is, however, the possibility that because of default or insolvency, the demand feature of VRDOs or Participating VRDOs may not be honored. The Fund has been advised by its counsel that the Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations.

The Fund also has adopted certain other policies as set forth below:

Borrowings. The Fund is authorized to borrow money in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the purchase of its own shares pursuant to tender offers, if any, or for temporary, extraordinary or emergency purposes. Borrowings by the Fund (commonly known as “leveraging”) create an opportunity for greater total return since the Fund will not be required to sell portfolio securities to purchase tendered shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase or sell Municipal Bonds on a delayed delivery basis or when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash, cash equivalents or liquid securities having a market value at all times at least equal to the amount of the forward commitment.

Call Rights. The Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to the maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security.

Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under a repurchase agreement, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest in repurchase agreements maturing in more than seven days if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposal of the underlying securities. In general, for Federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax-exempt interest.

Options and Futures Transactions

The Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund’s net asset value will fluctuate. There can be no assurance that the Fund’s hedging transactions will be effective.

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Furthermore, the Fund engages in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Fund has no obligation to enter into hedging transactions and may not do so.

Gains from transactions in options and futures contracts distributed to shareholders are taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders. See “Taxes — Tax Treatment of Options and Futures Transactions.”

The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and risks associated therewith. The investment policies with respect to the hedging transactions of the Fund are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s shareholders.

Writing Covered Call Options. The Fund may write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Fund at the stated exercise price until the option expires. The Fund writes only covered options, which means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option. The Fund may not write covered call options on underlying securities in an amount exceeding 15% of the market value of its total assets.

The Fund receives a premium from writing a call option that increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Purchase of Options. The Fund may purchase put options in connection with its hedging activities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction; profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities that it intends to purchase. The Fund will not purchase options on securities if, as a result of such purchase, the aggregate cost of all outstanding options on securities held by the Fund would exceed 5% of the market value of the Fund’s total assets.

Financial Futures Contracts and Options. The Fund is authorized to purchase and sell certain financial futures contracts and options thereon solely for the purpose of hedging its investments in Municipal Bonds against declines in value and to hedge against increases in the cost of securities it intends to purchase. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures

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contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased, because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable.

The Fund may purchase and sell financial futures contracts based on The Bond Buyer Municipal Bond Index, a price-weighted measure of the market value of 40 large recently issued tax-exempt bonds, and purchase and sell put and call options on such futures contracts for the purpose of hedging Municipal Bonds that the Fund holds or anticipates purchasing against adverse changes in interest rates. The Fund also may purchase and sell financial futures contracts on U.S. Government securities and purchase and sell put and call options on such futures contracts for such hedging purposes. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

Subject to policies adopted by the Directors, the Fund also may engage in transactions in other financial futures contracts transactions and options thereon, such as financial futures contracts or options on other municipal bond indices that may become available if the Investment Adviser and the Directors of the Fund should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Fund invests to make such hedging appropriate.

Over-the-Counter Options. The Fund may engage in options and futures transactions on exchanges and in the over-the-counter markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. Over-the-counter options (“OTC options”) transactions are two-party contracts with price and terms negotiated by the buyer and seller. See “Restrictions on OTC Options” below for information as to restrictions on the use of OTC options.

Restrictions on OTC Options. The Fund engages in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. OTC options and assets used to cover OTC options written by the Fund may be considered to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the security that is the subject of the hedge. If the price of the futures contract moves more or less than the price of the security that is the subject of the hedge, the Fund will experience a gain or loss that will not be completely offset by movements in the price of such security. There is a risk of imperfect correlation where the securities underlying futures contracts have different maturities, ratings, geographic compositions or other characteristics than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index that serves as a basis for a financial futures contract. Finally, in the case of futures contracts on U.S. Government securities and options on

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such futures contracts, the anticipated correlation of price movements between the U.S. Government securities underlying the futures or options and Municipal Bonds may be adversely affected by economic, political, legislative or other developments which have a disparate impact on the respective markets for such securities.

Under regulations of the Commodity Futures Trading Commission (the “CFTC”), the futures trading activities described herein will not result in the Fund being deemed a “commodity pool,” as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) for non-hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on the Fund’s existing futures position and premiums paid for outstanding options would exceed 5% of the market value of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., commercial paper and daily tender adjustable notes) or short-term high-grade fixed-income securities in a segregated account with the Fund’s custodian, so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring that the use of such futures contract is unleveraged.

Although certain risks are involved in options and futures transactions, the Investment Adviser believes that, because the Fund engages in options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund do not subject the Fund to certain risks frequently associated with speculation in options and futures transactions.

The volume of trading in the exchange markets with respect to Municipal Bond options may be limited, and it is impossible to predict the amount of trading interest that may exist in such options. In addition, there can be no assurance that viable exchange markets will continue.

The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC options, the Investment Adviser believes the Fund can receive on each business day at least two independent bids or offers. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an options or futures contract.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

If it is not possible to close a financial futures position entered into by the Fund, the Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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The successful use of these transactions also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction. Furthermore, the Fund only engages in hedging transactions from time to time and may not necessarily be engaging in hedging transactions when movements in interest rates occur.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

1. Make investments for the purpose of exercising control or management.

2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter’s or dealer’s commission or profit, other than customary broker’s commission, is involved and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

3. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and the Fund may purchase and sell financial futures contracts and options thereon.

     4. Issue senior securities or borrow money, except as permitted by Section 18 of the 1940 Act.

     5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

6. Make loans to other persons except that the Fund may purchase Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry. (For the purposes of this restriction, tax-exempt securities issued by states, municipalities and their political subdivisions are not considered to be part of any industry.)

Additional investment restrictions adopted by the Fund, that may be changed by the Board of Directors without shareholder approval, provide that the Fund may not:

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a. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the Municipal Bonds of any one state.

b. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Investment Adviser and Merrill Lynch share a common parent, Merrill Lynch & Co., Inc. (“ML & Co.”). Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch except pursuant to an exemptive order or otherwise in compliance with the provisions of the 1940 Act and the rules and regulations thereunder. Included among such restricted transactions will be purchases from or sales to Merrill Lynch of securities in transactions in which it acts as principal. An exemptive order has been obtained that permits the Fund to effect principal transactions with Merrill Lynch in high quality, short-term, tax-exempt securities subject to conditions set forth in such order. The Fund may consider in the future requesting an order permitting other principal transactions with Merrill Lynch, but there can be no assurance that such application will be made and, if made, that such order would be granted. See “Portfolio Transactions.”

PURCHASE OF SHARES

The Distributor, an affiliate of both the Investment Adviser and Merrill Lynch, acts as the distributor of shares of common stock of the Fund. The Fund is engaged in a continuous offering of its shares on a best efforts basis through the Distributor and other selected securities dealers that have entered into agreements with the Distributor, including Merrill Lynch. Shares of the Fund may be purchased from the Distributor or selected dealers, including Merrill Lynch, or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50. The Fund reserves the right to waive or modify the initial and subsequent minimum investment requirements at any time.

To permit the Fund to invest the net proceeds from the sale of its shares of common stock in an orderly manner, the Fund may, from time to time, suspend the sale of its shares of common stock, except for sales to existing holders of common stock and dividend reinvestments.

Due to the administrative complexities associated with the continuous offering, administrative errors may result in the Distributor or an affiliate inadvertently acquiring nominal numbers (in no event in excess of 5%) of shares of common stock that it may wish to resell. Such shares of common stock are not subject to any investment restriction and may be resold pursuant to this Prospectus.

The Fund offers its shares at a public offering price equal to the next determined net asset value per share without a front-end sales charge. The applicable offering price for purchase orders is based on the net asset value of the Fund next determined after receipt of the purchase order by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time), which includes orders received after the close of business on the previous day, the applicable offering price is based on the net asset value determined after the close of business on the NYSE on that day

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provided the Distributor in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day. If the purchase orders are not received by the Distributor prior to 30 minutes after the close of business on the NYSE on that day, such orders are deemed received on the next business day. Any order may be rejected by the Distributor or the Fund. The Fund or the Distributor may suspend the continuous offering of the Fund’s shares to the general public at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. The Distributor is required to advise the Fund promptly of all purchase orders and cause payments for shares of common stock to be delivered promptly to the Fund. Merrill Lynch charges its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Fund’s Transfer Agent are not subject to the processing fee.

The Distributor compensates Merrill Lynch or other selected dealers at a rate of 3.0% of amounts purchased. In addition, the Distributor compensates Merrill Lynch and such dealers at an annual rate equal to 0.25% of the value of Fund shares that remain outstanding after one year from the date of their original purchase sold by Merrill Lynch and such dealers. The foregoing payments made by the Distributor will be made from its own assets or an affiliate’s and will not be an expense borne by the Fund, although the Distributor may recover some of these payments by imposing an early withdrawal charge (as described below) against shareholders who tender shares owned less than three years. See “Early Withdrawal Charge.” Total compensation paid to Merrill Lynch, or selected dealers or financial intermediaries or the Distributor, including the compensation paid at the time of purchase, the 0.25% annual payments mentioned above and the early withdrawal charge, if any, will not exceed the applicable limit (presently, 8%), as determined from time to time by the National Association of Securities Dealers, Inc. For the fiscal years ended August 31, 1998, 1999 and 2000 the Distributor paid approximately $1,102,026, $406,489 and $120,164.51, respectively, to Merrill Lynch in connection with the sale of shares of common stock of the Fund.

Upon the transfer of shares out of a Merrill Lynch brokerage account, an investment account in the transferring shareholder’s name will be opened automatically, without charge, at the Fund’s transfer agent, dividend disbursing agent and shareholder servicing agent. Shareholders should be aware that it may not be possible to transfer their shares from Merrill Lynch to another brokerage firm or financial institution unless such brokerage firm or financial institution has entered into an agreement with Merrill Lynch. Shareholders interested in transferring their brokerage accounts from Merrill Lynch and who do not wish to have an account maintained for such shares at the transfer agent must tender the shares for repurchase by the Fund as described under “Tender Offers” so that the cash proceeds can be transferred to the account at the new firm.

TENDER OFFERS

In recognition of the possibility that a secondary market for the Fund’s shares will not exist, the Fund intends to take certain actions that provide liquidity to shareholders. Since the Fund’s inception, it has made tender offers to purchase its shares of common stock from all beneficial holders at a price per share equal to the net asset value per share determined at the close of business on the day the tender offer terminates. Commencing with the second quarter of Fund operations, the Board of Directors has considered making tender offers on a quarterly basis, and the Board of Directors intends to continue this practice. There can be no assurance, however, that the Board of Directors will undertake the making of any tender offer. Subject to the Fund’s investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of shares pursuant to any tender offers. See “Investment Restrictions.”

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The Fund expects that ordinarily there will be no secondary market for the Fund’s common stock and that periodic tenders will be the only source of liquidity for Fund shareholders. Nevertheless, if a secondary market develops for the common stock of the Fund, the market price of the shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund, especially as it affects the yield on and net asset value of the common stock of the Fund. A tender offer for shares of common stock of the Fund at net asset value is expected to reduce any spread between net asset value and market price that may otherwise develop. However, there can be no assurance that such action would result in the Fund’s common stock trading at a price that equals or approximates net asset value.

Although the Board of Directors believes that the tender offers generally are beneficial to shareholders, the acquisition of shares of common stock by the Fund will decrease the total assets of the Fund. Tender offers are therefore likely to increase the Fund’s expense ratio, may result in untimely sales of portfolio securities and/or may limit the Fund’s ability to participate in new investment opportunities (assuming such acquisition is not offset by the issuance of additional shares of common stock). Furthermore, if the Fund borrows to finance the making of tender offers, interest on such borrowing will reduce the Fund’s net investment income.

It is the Board’s announced policy, which may be changed by the Board, not to purchase shares pursuant to a tender offer if (1) such purchases would impair the Fund’s status as a regulated investment company under the Federal tax laws (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund’s investment objective and policies in order to purchase common stock tendered pursuant to the tender offer; or (3) there is, in the Board’s judgment, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or New York State, that is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund, or (e) other event or condition that would have a material adverse effect on the Fund or its shareholders if shares of common stock tendered pursuant to the tender offer were purchased. Thus, there can be no assurance that the Board will proceed with any tender offer. The Board of Directors may modify these conditions in light of circumstances existing at the time. If the Board of Directors determines to purchase the Fund’s shares of common stock pursuant to a tender offer, such purchases could reduce significantly the asset coverage of any borrowing or outstanding senior securities. The Fund may not purchase shares of common stock to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all shares of common stock tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. See “Other Investment Policies — Leverage.” In addition, the amount of shares of common stock for which the Fund makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Fund’s portfolio.

In the event that circumstances arise under which the Fund does not conduct the tender offers regularly, the Board of Directors will consider alternate means of providing liquidity for shareholders. Such action would include evaluating any secondary market that then exists for the common stock and determining whether it provides liquidity for shareholders. If the Board of Directors determines that such market, if any, fails to provide liquidity for the shareholders, the Board plans to consider alternative means of providing liquidity. Among the alternatives that the Board of Directors may consider is listing of the Fund’s common stock on a major domestic

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stock exchange or on the Nasdaq National Market. The Board of Directors also may consider causing the Fund to repurchase its shares from time to time in open-market or private transactions when it can do so on terms that represent a favorable investment opportunity. In any event, the Board of Directors plans to cause the Fund to take whatever action it deems necessary or appropriate to provide liquidity for shareholders in light of the facts and circumstances existing at such time.

Consummating a tender offer may require the Fund to liquidate portfolio securities, and realize gains or losses, at a time when the Investment Adviser would otherwise consider it disadvantageous to do so.

Each tender offer is made and shareholders notified in accordance with the requirements of the Securities Exchange Act of 1934 (the “1934 Act”) and the 1940 Act, either by publication or mailing or both. The offering documents contain information prescribed by such laws and the rules and regulations promulgated thereunder. The repurchase of tendered shares by the Fund is a taxable event. See “Taxes.” The Fund pays all costs and expenses associated with making any tender offer. An early withdrawal charge (as described below) is imposed on most shares accepted for tender that have been held for less than three years. See “Early Withdrawal Charge.” In addition, Merrill Lynch charges its customers a processing fee (presently, $5.35) to confirm a repurchase of shares from such customers pursuant to a tender offer. Tenders made directly through the Transfer Agent are not subject to the processing fee.

EARLY WITHDRAWAL CHARGE

An early withdrawal charge to recover distribution expenses incurred by the Distributor is charged against the shareholder’s investment account and paid to the Distributor in connection with most shares of common stock held for less than three years that are repurchased pursuant to a tender offer. The early withdrawal charge is imposed on those shares of common stock accepted for tender based on an amount equal to the lesser of the then current net asset value or the cost of the shares. Accordingly, the early withdrawal charge is not imposed on increases in the net asset value above the initial purchase price. In addition, the early withdrawal charge is not imposed on shares acquired by reinvesting dividends or capital gains distributions. The early withdrawal charge imposed varies depending on the length of time the common stock has been owned since purchase (separate purchases shall not be aggregated for these purposes), as set forth in the following table:

Year of Repurchase After Purchase	Early Withdrawal Charge
First	3.0%
Second	2.0%
Third	1.0%
Fourth and following	0%

In determining whether an early withdrawal charge is applicable to a tender of shares of common stock, the calculation is determined in the manner that results in the lowest possible amount being charged. It is assumed that the shareholder first tenders shares held for over three years and shares acquired by reinvesting dividends or distributions, followed by shares of common stock held longest during the three-year period. The Fund waives the early withdrawal charge on shares tendered following the death of all beneficial owners of such shares, provided the shares are tendered within one year of death (a death certificate and other applicable documents may be required). At the time of tender, the record or succeeding beneficial owner must notify the Transfer Agent either directly or indirectly through the Distributor that the early withdrawal charge should be waived. Upon confirmation of the owner’s entitlement, the waiver will be granted; otherwise, the waiver will be lost.

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Example:

Assume an investor purchased 1,000 shares of common stock (at a cost of $10,000). Two years after purchase, the net asset value per share is $12.00 and, during the two year period, the investor has acquired 100 additional shares by reinvesting dividends. If the investor first tenders 500 shares at this time (proceeds of $6,000), 100 shares will not be subject to the early withdrawal charge because they were acquired by reinvesting dividends. With respect to the remaining 400 shares tendered, the early withdrawal charge is applied only to the original cost of $10 per share (and not to the increase in net asset value of $2.00 per share). Therefore, $4,000 of the $6,000 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase).

For the fiscal years ended August 31, 1998, 1999 and 2000 the amount of early withdrawal charges paid to the Distributor amounted to $50,316, $81,349 and $29,619, respectively.

MANAGEMENT OF THE FUND

Directors and Officers

     The Directors of the Fund consist of 8 individuals, 7 of whom are not “interested persons” of the Fund as defined in the 1940 Act (the “non-interested Directors”). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

     Information about the Directors, executive officers and the portfolio managers of the Fund, including their ages and their principal occupations for at least the last five years is set forth below. Unless otherwise noted, the address of each portfolio manager and of each Director and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.

TERRY K. GLENN (60) — President and Director(1)(2) — Executive Vice President of the Investment Adviser and its affiliate, Fund Asset Management, L.P. (“FAM”) (which terms, as used herein, include their corporate predecessors) since 1983; President of FAM Distributors, Inc. (“FAMD”) since 1986 and Director thereof since 1991; Executive Vice President and Director of Princeton Services, Inc. (“Princeton Services”) since 1993; President of Princeton Administrators, L.P. since 1988.

RONALD W. FORBES (60) — Director(2)(3) — 1400 Washington Avenue, Albany, New York 12222. Professor Emeritus of Finance, School of Business, State University of New York at Albany, since 2000 and Professor thereof from 1989 to 2000; International Consultant, Urban Institute, Washington, D.C. 1995 to 1999.

CYNTHIA A. MONTGOMERY (48) — Director(2)(3) — Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUMProvident Corporation since 1990 and Director of NewellRubbermaid Co. since 1995.

CHARLES C. REILLY (69) — Director(2)(3) — 9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television from 1986 to 1997.

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KEVIN A. RYAN (68) — Director(2)(3) — 127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02467. Founder and Director Emeritus of The Boston University Center for the Advancement of Ethics and Character; Professor Emeritus of Education at Boston University since 1999; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.

ROSCOE S. SUDDARTH (65) — Director(2)(3) — 1761 N Street, N.W., Washington, D.C. 20036. President, Middle East Institute, since 1995; Foreign Service Officer, United States Foreign Service, 1961 to 1995; Career Minister, 1989 to 1995; U.S. Ambassador to the Hashemite Kingdom of Jordan, 1987 to 1990; Deputy Inspector General, U.S. Department of State, 1991 to 1994.

RICHARD R. WEST (62) — Director(2)(3) — Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc., Vornado Realty Trust, Inc., Vornado Operating Company and Alexander’s Inc.

EDWARD D. ZINBARG (66) — Director(2)(3) — 5 Hardwell Road, Short Hills, New Jersey 07078-2117. Self employed financial consultant since 1994; Executive Vice President of The Prudential Insurance Company of America from 1988 to 1994; former Director of Prudential Reinsurance Company and former Trustee of the Prudential Foundation.

VINCENT R. GIORDANO (56) — Senior Vice President(1)(2) — Senior Vice President of the Investment Adviser and FAM since 1984; Senior Vice President of Princeton Services since 1993.

DONALD C. BURKE (40) — Vice President and Treasurer(1)(2) — Senior Vice President and Treasurer of the Investment Adviser and FAM since 1999; Senior Vice President and Treasurer of Princeton Services since 1997; Vice President of FAMD since 1999; First Vice President of the Investment Adviser and FAM from 1997 to 1999; Vice President of the Investment Adviser from 1990 to 1997 and Director of Taxation of the Investment Adviser since 1990.

THEODORE R. JAECKEL, JR. (41) — Vice President and Portfolio Manager(1)(2) — Director (Municipal Tax-Exempt Fund Management) of the Investment Adviser since 1997; Vice President of the Investment Adviser since 1991.

JODI PINEDO (30) — Secretary(1)(2) —Vice President of MLIM since April 2000; Attorney with MLIM since 1999; Senior Paralegal for MLIM from 1998 to 1999; Senior Legal Specialist for Merrill Lynch from 1996 to 1998.

As of December 1, 2000, the Directors and officers of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding common stock of the Fund. At such date, Mr. Glenn, an officer and Director of the Fund, and the other officers of the Fund, owned less than 1% of the outstanding shares of common stock of ML & Co.

(1)	Interested person, as defined in the 1940 Act, of the Fund.
(2)	Such Director or officer is a director, trustee, officer or member of the advisory board of certain other investment companies for which the Investment Adviser or FAM acts as investment adviser.
(3)	Member of the Fund’s Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

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Compensation of Directors

Pursuant to an Investment Advisory Agreement with the Fund, the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors who are affiliated persons of ML & Co. or its subsidiaries. The Fund pays each Director not affiliated with the Investment Adviser (each a “non-interested Director”) a fee of $3,000 per year plus $300 per meeting attended and pays all Director’s actual out-of-pocket expenses relating to attendance at meetings. The Fund also pays each member of the Board’s Audit and Nominating Committee (the “Committee”), which consists of all of the non-interested Directors, an annual fee of $900. The Co-Chairmen of the Committee each receive an additional annual fee of $500.(1) For the fiscal year ended August 31, 2000, fees and expenses paid to the non-interested Directors that were allocated to the Fund aggregated $29,133.

(1)	Effective July 2000, Charles Reilly and Ronald Forbes are Co-Chairmen of the Committee, each receiving $500 annually.

     The following table sets forth the compensation earned by non-interested Directors from the Fund for the fiscal year ended August 31, 2000 and, for the calendar year ended December 31, 1999, the aggregate compensation paid by all registered investment companies advised by the Investment Adviser or its affiliate, FAM (“MLIM/FAM Advised Funds”) to the non-interested Directors.

Name of Director	Compensation From Fund	Pension or Retirement Benefits Accrued As Part of Fund Expense	Aggregate Compensation From Fund and MLIM/FAM Advised Funds Paid To Directors (1)
Ronald W. Forbes(1)	$5,400	None	$213,900
Cynthia A. Montgomery(1)	$5,400	None	$213,900
Charles C. Reilly(1)	$6,400	None	$400,025
Kevin A. Ryan(1)	$5,400	None	$213,900
Roscoe S. Suddarth(1)(2)	—	None	—
Richard R. West(1)	$5,400	None	$388,775
Edward D. Zinbarg(1)	—	None	$140,875

(1)	The Directors serve on the Boards of other MLIM/FAM Advised Funds as follows: Mr. Forbes (55 registered investment companies consisting of 61 portfolios); Ms. Montgomery (55 registered investment companies consisting of 61 portfolios); Mr. Reilly (65 registered investment companies consisting of 71 portfolios); Mr. Ryan (55 registered investment companies consisting of 71 portfolios); Mr. Suddarth (42 registered investment companies consisting of 55 portfolios); Mr. West (75 registered investment companies consisting of 75 portfolios); and Mr. Zinbarg (42 registered investment companies consisting of 55 portfolios).
(2)	Mr. Suddarth was elected a Director of certain MLIM/FAM Advised Funds on January 20, 2000.

INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

The Investment Adviser, which is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch, provides the Fund with investment advisory and administrative services. The Investment Adviser and its affiliates act as investment adviser to more than 100 registered investment companies and offers portfolio management services to individuals and institutional accounts. As of October 2000, the Investment Adviser and its affiliates had a total of approximately $560 billion in investment company and other portfolio assets

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under management (approximately $38.7 billion of which were invested in municipal securities). The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services, Inc. The principal business address of the Investment Adviser is 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

The Fund’s Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund’s portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

The Investment Adviser provides the portfolio management for the Fund. Such portfolio management will consider analyses from various sources (including brokerage firms with which the Fund does business), make the necessary investment decisions, and place orders for transactions accordingly. The Investment Adviser also will be responsible for the performance of certain management services for the Fund. Theodore R. Jaeckel, Jr. serves as the portfolio manager of the Fund and is primarily responsible for the Fund’s day-to-day management.

For investment advisory services, the Fund pays the Investment Adviser a monthly fee at an annual rate of 0.95% of the Fund’s average daily net assets (i.e., the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund and accumulated dividends on the shares of preferred stock, if any). For purposes of this calculation, average daily net assets are determined at the end of each month on the basis of the average net assets of the Fund for each day during the month.

Administration Services and Fees. Under the terms of an Administration Agreement with the Fund, the Investment Adviser performs or arranges for the performance of the administrative services (i.e., services other than investment advice and related portfolio activities) necessary for the operation of the Fund, including paying all compensation of and furnishing office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the compensation of all Directors of the Fund who are affiliated persons of ML & Co. or its subsidiaries.

For administrative services, the Fund pays the Investment Adviser a monthly fee at an annual rate of 0.25% of the Fund’s average daily net assets determined in the same manner as the fee payable by the Fund under the Investment Advisory Agreement. The combined advisory and administration fees are greater than the advisory fees paid by most funds, but are similar in amount to the fees paid by other continuously offered, closed-end funds.

For the fiscal years ended August 31, 1998, 1999 and 2000, the fee paid by the Fund to the Investment Adviser pursuant to the Investment Advisory Agreement was $2,144,677, $2,138,848 and $1,661,213, respectively, and the fee paid by the Fund pursuant to the Administration Agreement was $564,389, $562,855 and $437,161, respectively (based on average daily net assets of approximately $226.4 million, $225.1 million and $174.9 million, respectively).

 Payment of Fund Expenses. The Fund pays all other expenses incurred in its operations, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, stock certificates and shareholder reports, charges of the Fund’s custodian and transfer agent, expenses of registering the shares under Federal and state securities laws, fees and expenses with respect to the issuance of preferred shares or any borrowing, Commission fees, fees and expenses of non-interested Directors, accounting and pricing costs, insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Fund. Accounting services are provided to the Fund by the Investment Adviser, and the Fund reimburses the Investment Adviser for its costs in connection with such services. As of January 1, 2001, accounting services will be provided for the Fund by State Street pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. For the fiscal years ended August 31, 1998, 1999 and 2000, the reimbursement for such services aggregated $60,910, $74,013 and $34,636, respectively.

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Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co. and Princeton Services. ML & Co. and Princeton Services are “controlling persons” of the Investment Adviser as defined under the 1940 Act because of their ownership of its voting securities and their power to exercise a controlling influence over its management or policies.

Duration and Termination of Investment Advisory and Administration Agreements. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Securities held by the Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Investment Adviser or its affiliates act as an adviser. Because of different objectives or other factors, a particular security may be bought for an advisory client when other clients are selling the same security. If purchases or sales of securities by the Investment Adviser for the Fund or other funds for which it acts as investment adviser or for advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. Transactions effected by the Investment Adviser (or its affiliate) on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price.

Code of Ethics

The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that covers the Fund, its adviser and its distributor. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

PORTFOLIO TRANSACTIONS

Transactions in Portfolio Securities

Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund’s portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities and does not use any particular broker or dealer. In executing transactions with brokers and dealers, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available. For the years ended August 31, 1998, 1999 and 2000, the Fund did not pay any brokerage commissions. In addition, consistent with the Conduct Rules of the NASD and policies established by the Board of Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of the Fund neither qualifies nor disqualifies such broker or dealer to execute transactions for the Fund.

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Subject to obtaining the best net results, brokers who provide supplemental investment research to the Investment Adviser may receive orders for portfolio transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. If in the judgment of the Investment Adviser the Fund will benefit from supplemental research services, the Investment Adviser is authorized to pay brokerage commissions to a broker furnishing such services that are in excess of commission that another broker may have charged for effecting the same transactions. Certain supplemental research services may primarily benefit one or more other investment companies or other accounts for which the Investment Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the supplemental research services received as a result of portfolio transactions effected for such other accounts or investment companies.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. Subject to providing the best net results and execution, securities firms that provide investment research to the Investment Adviser, including Merrill Lynch, may receive orders for transactions by the Fund. Research information provided to the Investment Adviser by securities firms is supplemental. It does not replace or reduce the level of services performed by the Investment Adviser and the expenses of the Investment Adviser will not be reduced because it receives supplemental research information.

The Fund invests in securities traded in the over-the-counter markets, and the Fund intends to deal directly with dealers who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Under the 1940 Act, except as permitted by exemptive order, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, the Fund does not deal with Merrill Lynch and its affiliates in connection with such transactions except that, pursuant to exemptive orders obtained by the Investment Adviser, the Fund may engage in principal transactions with Merrill Lynch in high quality, short-term tax-exempt securities. See “Investment Restrictions.” For the fiscal years ended August 31, 1998, 1999 and 2000, the Fund engaged in no transactions pursuant to such order. However, affiliated persons of the Fund, including Merrill Lynch, serve as its brokers in certain over-the-counter transactions conducted on an agency basis.

The Fund also may purchase tax-exempt debt instruments in individually negotiated transactions with the issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

Portfolio Turnover

The Fund may dispose of securities without regard to the length of time they have been held when such action, for defensive or other reasons, appears advisable to the Investment Adviser. While it is not possible to predict turnover rates with any certainty, it is presently anticipated that the Fund’s annual portfolio turnover rate, under normal circumstances, will be less than 100%. (The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Fund during the year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded.) A high portfolio turnover rate results in greater transaction costs, which are borne directly by the Fund, and also has certain tax consequences

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for shareholders. For the fiscal years ended August 31, 1998, 1999 and 2000, the Fund’s portfolio turnover rate was 36.45%, 39.53% and 13.42%, respectively.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to continue to distribute all its net investment income. Dividends from such net investment income are paid monthly. All net realized capital gains, if any, will be distributed to the Fund’s shareholders at least annually. See “Automatic Dividend Reinvestment Plan” for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

The yield on the Fund’s common stock will vary from period to period depending on factors including, but not limited to, market conditions, the timing of the Fund’s investment in portfolio securities, the securities comprising the Fund’s portfolio, changes in tax-exempt interest rates (which may not change to the same extent or in the same direction as taxable rates) including changes in the relationship between short-term rates and long-term rates, the Fund’s net assets and its operating expenses. Consequently, the Fund cannot guarantee any particular yield on its shares and the yield for any given period is not an indication or representation of future yields on Fund shares.

TAXES

General

The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as it so qualifies, in any taxable year in which it distributes at least 90% of its taxable net income and 90% of its tax-exempt net income (see below), the Fund (but not its shareholders) will not be subject to Federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Fund intends to distribute substantially all of such income.

The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of a RIC, such as the Fund, that pays exempt-interest dividends.

The Fund intends to qualify to pay “exempt-interest” dividends as defined in Section 852(b)(5) of the Code. Under such section, if, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”) under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by the Fund which are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to the Fund’s shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder’s gross income for Federal income tax purposes.

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Exempt-interest dividends are included, however, in determining the portion, if any, of a person’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of a RIC paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for Federal income tax purposes, to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if such shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of PABs or IDBs, if any, held by the Fund.

To the extent that the Fund’s distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses (“ordinary income dividends”), such distributions are considered ordinary income for Federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities or from certain transactions in futures or options (“capital gain dividends”) are taxable as long-term capital gains for Federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Certain categories of capital gains are taxable at different rates. Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any exempt-interest dividends and capital gain dividends as well as the amounts of any capital gain dividends in the different categories of capital gain referred to above. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, are not eligible for the dividends received deduction allowed to corporations under the Code.

All or a portion of the Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the RIC and received by its shareholders on December 31 of the year in which such dividend was declared.

The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. This alternative minimum tax applies to interest received on certain “private activity bonds” issued after August 7, 1986. Private activity bonds are bonds that, although tax-exempt, are used for purposes other than those generally performed by governmental units and that benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of the Fund, to a Federal alternative minimum tax. The Fund intends to purchase such “private activity bonds” and will report to shareholders within 60 days after its taxable year end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which

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more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay a Federal alternative minimum tax on exempt-interest dividends paid by the Fund.

The Fund may invest in high yield securities, as described herein. Furthermore, the Fund may also invest in instruments the return on which includes nontraditional features such as indexed principal or interest payments (“nontraditional instruments”). These instruments may be subject to special tax rules under which the Fund may be required to accrue and distribute income before amounts due under the obligations are paid. In addition, it is possible that all or a portion of the interest payments on such high yield securities and/or nontraditional instruments could be recharacterized as taxable ordinary income.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The value of shares acquired pursuant to the Fund’s dividend reinvestment plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund’s shares are trading at a premium over net asset value, the Fund issues shares pursuant to the dividend reinvestment plan which have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund’s shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the dividend reinvestment plan. Thus, shareholders who do not participate in the dividend reinvestment plan, as well as plan participants, might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments (“backup withholding”). Generally, shareholders subject to backup withholding are those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including the Fund) during the taxable year.

Tender Offers

Under current law, a shareholder who, pursuant to any tender offer, tenders all of its shares and who, after such tender offer, is not considered to own any shares under attribution rules contained in the Code will realize a taxable gain or loss depending upon such shareholder’s basis in the shares. Such gain or loss will be treated as

34

capital gain or loss if the shares are held as capital assets and will be long-term if the shares have been held for more than one year. Different tax consequences may apply to tendering and nontendering shareholders in connection with a tender offer, and these consequences will be disclosed in the related offering documents. For example, if a shareholder tenders less than all shares owned by or attributed to such shareholder, and if the distribution to such shareholder does not otherwise qualify as a sale or exchange, the proceeds received will be treated as a taxable dividend or, if the Fund has insufficient earnings and profits, a return of capital or capital gain, depending on the shareholder’s basis in the tendered shares. Also, there is a remote risk that non-tendering shareholders may be considered to have received a deemed distribution that may be a taxable dividend in whole or in part. Shareholders may wish to consult their tax advisers prior to tendering. Likewise, if shareholders whose shares are acquired by the Fund in the open market sell less than all shares owned by or attributed to them, a risk exists that these shareholders will be subject to taxable dividend treatment and a remote risk exists that the remaining shareholders may be considered to have received a deemed distribution.

Tax Treatment of Options and Futures Transactions

The Fund may purchase or sell municipal bond index futures contracts and interest rate futures contracts on U.S. Government securities (“financial futures contracts”). The Fund may also purchase and write call and put options on such financial futures contracts. In general, unless an election is available to the Fund or an exception applies, such options and financial futures contracts that are “Section 1256 contracts” will be “marked to market” for Federal income tax purposes at the end of each taxable year (i.e., each such option or financial futures contract will be treated as sold for its fair market value on the last day of the taxable year), and any gain or loss attributable to such Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of the mark-to-market rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

Code Section 1092, which applies to certain “straddles,” may affect the taxation of the Fund’s sales of securities and transactions in financial futures contracts and related options. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or the related options.

State and Local Taxes

The exemption from Federal income tax for exempt-interest dividends does not necessarily result in an exemption for such dividends under the income or other tax laws of any state or local taxing authority. Shareholders are advised to consult their own tax advisers concerning state and local tax matters.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Shareholders are urged to consult their tax advisers regarding the availability of any exemptions from state or local taxes and with specific questions as to Federal, foreign, state or local taxes.

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AUTOMATIC DIVIDEND REINVESTMENT PLAN

All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the payable date of such dividend or distribution. A shareholder may at any time, by request to his Merrill Lynch Financial Consultant or by written notification to Merrill Lynch if the shareholder’s account is maintained with Merrill Lynch or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent if the shareholder’s account is maintained with the Transfer Agent, elect to have subsequent dividends or capital gains distributions, or both, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10 or less, a shareholder will not receive such payment in cash and such payment will be automatically reinvested in additional shares). Cash payments can also be directly deposited to the shareholder’s bank account. No early withdrawal charge will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

The Fund is not responsible for any failure of delivery to the shareholder’s address of record and no interest will accrue on amounts represented by uncashed distribution or redemption checks.

The automatic reinvestment of dividends and distributions does not relieve participants of any Federal income tax that may be payable (or required to be withheld) on such dividends or distributions. See “Taxes.”

MUTUAL FUND INVESTMENT OPTION

Shareholders have an investment option consisting of the right to reinvest the net proceeds from a sale of shares (the “Original Shares”) in a tender offer by the Fund in Class D shares of certain MLIM-sponsored open-end funds (“Eligible Class D Shares”), without the imposition of an initial sales charge, if the conditions set forth below are satisfied. First, net proceeds from the sale of the Original Shares in the tender offer must be immediately reinvested in Eligible Class D Shares. Second, the investment option is available only with respect to the proceeds of shares as to which no early withdrawal charge (as described below) is applicable. Shareholders who already own Class A shares of the fund in which they wish to invest proceeds of the Original Shares, in the same account into which they will purchase the additional shares, may purchase Class A rather than Class D shares so long as all the other requirements of this paragraph are met. Class D shares are subject to an ongoing account maintenance fee at an annual rate of up to 0.25% of the average daily net asset value of the applicable fund. Before taking advantage of this investment option, shareholders should obtain a currently effective prospectus of the fund in which they intend to invest and should consult their Merrill Lynch Financial Consultant.

NET ASSET VALUE

The net asset value per share of common stock is determined once daily Monday through Friday after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m. Eastern time. The NYSE is not open on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. For purposes of determining the net asset value of a share of common stock, the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of common stock outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

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The Municipal Bonds in which the Fund invests are traded primarily in the over-the-counter markets. In determining net asset value, the Fund utilizes the valuations of portfolio securities furnished by a pricing service approved by the Board of Directors. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Market illiquidity may make it difficult for the Fund to obtain accurate quotations for its holdings of high yield Municipal Bonds. Municipal Bonds for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of 60 days or less are valued at amortized cost, unless this method no longer produces fair valuations. Positions in futures contracts are valued at closing prices for such contracts established by the exchange on which they are traded, or if market quotations are not readily available, are valued at fair value on a consistent basis using methods determined in good faith by the Board of Directors.

DESCRIPTION OF CAPITAL STOCK

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which shares are initially classified as common stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of each class or series of capital stock by setting or changing in any one or more respects the designation and number of shares of any such class or series, and the nature, rates, amounts and times at which and the conditions under which dividends shall be payable on, and the voting, conversion, redemption and liquidation rights of, such class or series and any other preferences, rights, restrictions and qualifications applicable thereto.

Shares of common stock, when issued and outstanding, are fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

The Fund sends unaudited reports at least semi-annually and audited financial statements to all of its shareholders of record. The following table sets forth the authorized shares of the Fund, the number of shares held by the Fund for its own account and the total number of shares outstanding as of November 30, 2000, exclusive of those held by the Fund.

Class of Shares	Amount Authorized	Amount Held By Fund On Own Account	Amount Outstanding As of November 30, 2000 (Exclusive of Amount Held By Fund For Own Account)
Common stock	200,000,000	0	14,876,259

Certain Provisions of the Articles of Incorporation

The Fund’s Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director elected by holders of capital stock may be removed from office only for cause by vote of the holders of at least 75% of the shares of capital stock of the Fund entitled to be voted on the matter.

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In addition, the Articles of Incorporation require the favorable vote of the holders of at least 75% of the Fund’s shares of capital stock then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:
•	a merger or consolidation or statutory share exchange of the Fund with other corporations;
•	a sale of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or
•	a liquidation or dissolution of the Fund,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund’s shares of capital stock is required.

The Board of Directors has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation on file with the Commission for the full text of these provisions.

PERFORMANCE DATA

From time to time the Fund may include its yield, tax equivalent yield, and/or total return for various specified time periods in advertisements or information furnished to present or prospective shareholders.

The yield of the Fund refers to the income generated by an investment in the Fund over a stated period. Yield is calculated by annualizing the distribution over a stated period and dividing the product by the average per share net asset value. For the fiscal year ended August 31, 2000, the Fund earned $0.55 per share income dividends, representing a net annualized yield of 5.81%, based on a month-end per share net asset value of $9.45. Tax-equivalent yield quotations will be computed by dividing (a) the part of the Fund’s yield that is tax-exempt by (b) one minus a stated tax rate and (c) adding the result to that part, if any, of the Fund’s yield that is not tax-exempt. The tax-equivalent yield for the fiscal year ended August 31, 2000 (based on a Federal income tax rate of 28%) was 8.07%.

The Fund also may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period. For the fiscal year ended August 31, 2000, the annual total return of the Fund was (2.29)%, based on the change in per share net asset value from $10.24 to $9.45, and assuming reinvestment of $0.548 per share income dividends.

The calculation of yield, tax-equivalent yield, and total return does not reflect the imposition of any early withdrawal charges or the amount of any shareholder’s tax liability.

Yield, tax-equivalent yield, and total return figures are based on the Fund’s historical performance and are not intended to indicate future performance. The Fund’s yield is expected to fluctuate and its total return varies, depending on market conditions, the Municipal Bonds and other securities comprising the Fund’s portfolio, the Fund’s operating expenses and the amount of net realized and unrealized capital gains or losses during the period.

On occasion, the Fund may compare its yield and tax-equivalent yield to yield data published by Lipper Analytical Services, Inc. or performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and FortuneMagazine. Yield comparisons should not be considered indicative of the Fund’s yield and tax-equivalent yield or relative performance for any future period.

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     The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made, or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

CUSTODIAN

The Fund’s securities and cash are held under a custody agreement with The Bank of New York, 90 Washington Street, New York, New York 10286.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SHAREHOLDER SERVICING AGENT

The transfer agent for the shares of the Fund is Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

Pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement with the Fund (the “Transfer Agency Agreement”), the transfer agent is responsible for the issuance, transfer and tender of shares and the opening and maintenance of shareholder accounts. The transfer agent receives an annual fee of $14.00 per shareholder account, and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge is assessed on all accounts that close during the calendar year. Application of this fee commences the month following the month the account is closed and terminates at the end of the calendar year. For purposes of the Transfer Agency Agreement, the term “account” includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co. For the year ended August 31, 2000, the Fund’s payments to the transfer agent pursuant to the Transfer Agency Agreement, including reimbursement for out-of-pocket expenses, aggregated $86,338. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended August 31, 2000, the Fund reimbursed the Investment Adviser $34,636 for these services.

LEGAL OPINIONS

Certain legal matters in connection with the common stock offered hereby will be passed upon for the Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557.

REPORTS TO SHAREHOLDERS

The fiscal year end for the Fund ends on August 31 of each year. You may request a copy of the Fund’s Annual Report at no charge by calling 1-800-456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day. Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If you wish to receive separate copies of each report and communication for each of the related accounts, you should notify in writing:

Financial Data Services, Inc. P.O. Box 45289 Jacksonville, Florida 32232-5289

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The written notification should include the shareholder’s name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Financial Data Services, Inc. at (800) 637-3863.

The Fund will send unaudited reports at least semi-annually and audited annual financial statements to all of its shareholders of record.

FINANCIAL STATEMENTS

     The Fund’s audited financial statements are incorporated in this Prospectus by reference to its 2000 Annual Report to shareholders. You may request a copy of the Annual Report at no charge by calling
(800) 637-3863 between 8:00 a.m. and 8:00 p.m. on any business day.

INDEPENDENT AUDITORS

Deloitte & Touche LLP, Princeton Forrestal Village, 116-300 Village Boulevard, Princeton, New Jersey 08540-6400, have been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. The independent auditors are responsible for auditing the financial statements of the Fund.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the 1934 Act and the 1940 Act and in accordance therewith is required to file reports and other information with the Commission. Any such reports and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Regional Office, at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Commission.

     Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

     To the knowledge of the Fund, no person or entity owned benefically or of record 5% or more of the Fund’s shares as of December 1, 2000.

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APPENDIX

RATINGS OF MUNICIPAL BONDS

Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Municipal Bond Ratings

Aaa	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A	Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

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Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is a legally enforceable or a valid senior obligation of a rated issuer.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

Short-Term Notes: The three ratings of Moody’s for short-term notes are MIG 1/VMIG1, MIG 2/ VMIG2 and MIG 3/VMIG3; MIG 1/VMIG1 denotes “best quality . . . strong protection by established cash flows”; MIG 2/VMIG2 denotes “high quality” with ample margins of protection; MIG 3/ VMIG3 notes are of “favorable quality . . . but . . . lacking the undeniable strength of the preceding grades.”

Description of Moody’s Commercial Paper Ratings

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short term promissory obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
• Leading market positions in well established industries.
• High rates of return on funds employed.
• Conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earning coverage of fixed financial charges and high internal cash generation.
• Well established access to a range of financial markets and assured sources of alternate liquidity.

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Prime-2 Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of short term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuer rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”) Municipal Debt Ratings

A Standard & Poor’s municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation. The debt rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

The debt ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation; and

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	Debt rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	Debt rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	Debt rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and

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“C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	Debt rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	Debt rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	Debt rated ‘CCC’ has a current vulnerability to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligations. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	Debt rating ‘CC’ is typically applied to debt subordinated to senior debt which is assigned an actual or implied ‘CCC’ rating.

C	The rating ‘C’ is typically applied to debt subordinated to senior debt which is assigned an actual or implied ‘CCC’ debt rating. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

D	Debt rated “D” is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus ( – ): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

*	Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r	This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk — such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.	Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Description of Standard & Poor’s Commercial Paper Ratings

A Standard & Poor’s Commercial Paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this

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category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	A short term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D	A short term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

Description of Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.
•	Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note.
•	Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

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Description of Fitch IBCA, Duff & Phelps, Inc.’s (“Fitch”) Investment Grade Bond Ratings

Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote a very low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Description of Fitch’s Speculative Grade Bond Ratings

Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings (“BB” to “C”) represent Fitch’s assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating (“DDD” to “D”) is an assessment of the ultimate recovery value through reorganization or liquidation.

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The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength.

Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly Speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC CC C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD DD D	Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90-100% of outstanding amounts and accrued interest. ‘DD’ obligations indicates potential recoveries in the range of 50-90%, and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Notes: “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to categories below ‘CCC’.

‘NR’:	indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’:	A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

‘RatingAlert’:	Ratings are placed on RatingAlert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

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Description of Fitch’s Short-Term Ratings

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term ratings place greater emphasis than long-term ratings on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1	Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2	Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3	Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes: “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than F-1.

‘NR’:	Indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’:	A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or is refinanced.

‘Rating Watch’:	Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Description of Fitch’s Commercial Paper Ratings

Fitch’s commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. The ratings, in effect, apply to all obligations with maturities (when issued) of less than twelve months.

F-1+ F-1 F-1-	Highest credit quality. Indicates the best capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2	Good Credit Quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F-3	Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

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B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes: “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than F-1.

‘NR’:	Indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’:	A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or is refinanced.

‘Rating Watch’:	Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

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[1]	POTENTIAL INVESTORS Open an account (two options)	[2]
MERRILL LYNCH FINANCIAL CONSULTANT OR SECURITIES DEALER Advises shareholders on their Fund investments.

TRANSFER AGENT

Financial Data Services, Inc.

ADMINISTRATIVE OFFICES
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

MAILING ADDRESS
P.O. Box 45289
Jacksonville, Florida 32232-5289

Performs recordkeeping and reporting services.

DISTRIBUTOR FAM Distributors, Inc. P.O. Box 9081 Princeton, New Jersey 08543-9081 Arranges for the sale of Fund shares.

COUNSEL Brown & Wood LLP One World Trade Center New York, New York 10048 Provides legal advice to the Fund.	THE FUND The Board of Directors oversees the Fund.	CUSTODIAN The Bank of New York 90 Washington Street 12th Floor New York, New York 10286 Holds the Fund’s assets for safekeeping.

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Princeton Forrestal Village
116-300 Village Boulevard
Princeton, New Jersey 08540-6400

Audits the financial
statements of the Fund on behalf of
the shareholders.

INVESTMENT ADVISER

Merrill Lynch Investment
Managers, L.P.

ADMINISTRATIVE OFFICES
800 Scudders Mill Road
Plainsboro, New Jersey 08536

MAILING ADDRESS
P.O. Box 9011
Princeton, New Jersey 08543-9011

TELEPHONE NUMBER
1-800-MER-FUND

Manages the Fund’s day-to-day activities.

MERRILL LYNCH HIGH INCOME MUNICIPAL BOND FUND, INC.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC’s internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

Code #11263-1200

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch High Income Municipal Bond Fund, Inc.

[Graphic Omitted]

Prospectus

December 26, 2000 Distributor: FAM Distributors, Inc.

This Prospectus should be retained for future reference.